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                      LOOMIS SAYLES SECURITIZED ASSET FUND
                                  (the "Fund")

        Supplement dated December 7, 2005 to the Prospectus of the Fund dated July 1, 2005, as may be supplemented from time to time

The first paragraph of the sub-section "Principal Investment Strategies" within the "Risk/Return Summary" section of the prospectus is amended and restated as follows:

Principal Investment Strategies The Fund's investment adviser, Loomis, Sayles & Company, L.P. ("Loomis Sayles"), seeks to achieve this objective by investing at least 80% of the Fund's net assets (plus any borrowings for investment purposes) in a diversified portfolio of securitized assets, such as mortgage-backed and other asset-backed securities. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect. Although under normal circumstances the Fund's investments are expected to consist primarily of mortgage-backed and other asset-backed securities similar to those in the Lehman Brothers Securitized Index, the Fund may invest in any type of asset-backed security. The Fund may only buy securities that are rated investment grade at the time of purchase by at least one of the three major agencies (S&P, Moody's, Fitch) or, if unrated, determined by Loomis Sayles to be of comparable quality; it is expected that a majority of the Fund's securities will be rated AAA by at least one of the rating agencies. The Fund may continue to hold securities that are downgraded in quality subsequent to their purchase if Loomis Sayles believes it would be advantageous to do so. The Fund may invest in both fixed and floating rate instruments.

The first paragraph of the subsection "Lower Rated Fixed Income Securities" under the subsection "Fixed Income Securities" within the "More Information About the Fund's Investments and Risk Considerations" section of the prospectus is amended and restated as follows:

Lower Rated Fixed Income Securities A fixed income security will be considered a lower rated fixed income security ("junk bond") if it is of below investment grade quality. To be considered investment grade quality, at least one major rating agency must have rated the security in one of its top four rating categories at the time the Fund acquires the security or, if the security is unrated, Loomis Sayles must have determined it to be of comparable quality. Therefore, lower rated fixed income securities are securities that none of the major rating agencies has rated in one of its top four rating categories, or unrated securities that Loomis Sayles has determined to be of comparable quality.

                                                                   M-LSSP45-1205